UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 7, 2011

Date of Report (Date of earliest event reported)

DexCom, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-51222	33-0857544
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

(858) 200-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 7, 2011, DexCom, Inc. (“DexCom”) entered into Amendment No. 2 to the OUS Commercialization Agreement (“Amendment No. 2”) with Animas Corporation (“Animas”), which amends the OUS Commercialization Agreement, dated January 12, 2009, between DexCom and Animas. Amendment No. 2 sets forth logistical and operational details related to the upcoming launch of the Vibe™ system outside of the United States, which combines DexCom’s continuous glucose monitoring technology and Animas’ insulin pump technology into a single product.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEXCOM, INC.

Date: June 13, 2011	By:	/s/ John Lister
John Lister
V.P. of Legal Affairs